ANNUAL REPORT JUNE 30, 2000

Prudential
Special Money Market Fund, Inc./
Money Market Series

Fund Type Money market
Objective High current income consistent with the preservation of principal and liquidity

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock           www.prudential.com (800) 225-1852

Investment Goals and Style
The Prudential Special Money Market Fund, Inc./Money Market Series seeks high current income consistent with the preservation of principal and liquidity. The Fund is a diversified portfolio of high-quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, and major corporations and commercial banks of the United States and foreign countries. Maturities can range from one day to a maximum of 13 months. There can be no assurance that the Fund will achieve its investment objective.

Money Fund Yield Comparison
(GRAPH)

Performance at a Glance

Fund Facts                    As of 6/30/00
                         7-Day       Net Asset     Weighted Avg.   Net Assets
                      Current Yld.  Value (NAV)     Mat. (WAM)     (Millions)
Special Money Market
Fund, Inc./              6.03%        $1.00           53 days         $229
Money Market Series

iMoneyNet, Inc.
Money Fund
(General Purpose) Avg.*  5.86%         $1.00           57 Days          N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

* iMoneyNet, Inc. reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the iMoneyNet, Inc. Money Fund (General Purpose) Average category as of June 27, 2000, the closest date to the end of our reporting period.

Weighted Average Maturity Compared to the Money Fund Average
(GRAPH)

(LOGO)      August 14, 2000

Dear Shareholder,
Our fiscal year that began July 1, 1999, was a decidedly positive time for investors in the money markets. Many good investment opportunities emerged as yields on corporate and bank money market securities climbed.

Increases in short-term interest rates by the Federal Reserve (the Fed), among other factors, sent money market yields higher. The U.S. central bank repeatedly raised rates in an effort to rein in U.S. economic growth and quell mounting inflationary pressures before they became rooted in the economy.

Amid this trend toward higher rates, the seven-day current yields of some money market funds climbed above 6.00%-a level rarely available on such short-term investment vehicles. The Prudential Special Money Market Fund/Money Market Series maintained a $1 net asset value per share, and its seven-day current yield was 6.03% on June 30, 2000, compared with 5.86% for the money market fund average as tracked by iMoneyNet Data.

The following report takes a closer look at developments in the money markets during our fiscal year, and explains how the Fund was positioned accordingly.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,John R. Strangfeld, President
Prudential Special Money Market Fund, Inc./Money Market Series

Prudential Special Money Market Fund, Inc.       Money Market Series

Annual Report      June 30, 2000

Investment Adviser's Report

The Federal Reserve's repeated increases in short-term interest rates and concern that widespread computer problems might have developed at the beginning of the year 2000 led investors to require higher yields on bank and corporate money market securities. As yields climbed during our fiscal year that began July 1, 1999, we were able to take advantage of many attractive buying opportunities.

For example, money market yields rose both before and after the Fed raised short-term rates in late August 1999 to slow U.S. economic growth to a more sustainable pace. During that time, we locked in yields on bank and corporate securities maturing in 13 months.

Investment opportunities in
adjustable-rate securities
The Fund also held nearly 40% of its total investments in bank and corporate securities whose coupon rates adjusted monthly or quarterly based primarily on London Interbank Offered Rates (LIBORs). (LIBORs are widely used benchmark rates for such transactions.) The difference between the coupon rate and LIBOR is called the "yield spread."

We began to increase the Fund's holdings of adjustable-rate securities in mid-summer of 1999 when the securities were being offered with unusually high "yield spreads" to attract investors. Banks and corporations normally issue these securities near the end of the year, but in 1999, they issued them long before year-end. This was done to avoid any complications that might have occurred if computers malfunctioned when switching their internal dates from 1999 to 2000.

After the change of year proceeded smoothly, "yield spreads" on adjustable-rate securities began to decline toward historical norms. This trend enhanced the Fund's relative performance.

Waiting for money market yields to rise sharply
In January 2000, investors anticipated further moves by the Fed, which had already engineered three short-term rate hikes in 1999. However, the central bank was expected to tighten monetary policy further because the economy continued to expand rapidly as the year 2000 progressed.

We positioned the Fund to have the flexibility to avoid purchasing longer-term money market securities until after short-term rates rose to levels commensurate with our expectations for tighter monetary policy. The Fund's weighted average maturity (WAM), which was longer than that of its competitive average, was gradually allowed to shorten. (WAM is a measurement tool that determines a portfolio's sensitivity to changes in the level of interest rates.) Shortening the WAM enabled the Fund to have greater flexibility to buy money market securities when sharply higher yields became available.

Fed's bold inflation-fighting tactics
Money market yields climbed as the Fed increased short-term rates by a quarter of a percentage point in February and in March 2000. They continued to climb in April and May on expectations that the Fed would tighten monetary policy again when it met on May 16. Indeed on that date, the central bank raised short-term rates by half of a percentage point-its largest increase in more than five years. A statement issued by the Fed after this meeting seemed to indicate that it might continue to hike rates.

We believed the central bank would take a respite from raising rates until August 2000, when it would probably resume its efforts to curb economic growth. Therefore in May, we purchased securities maturing in one to three months because we would have cash on hand to buy higher-yielding securities that might be available in August.

                                www.prudential.com   (800) 225-1852

It's always difficult to predict when rates will peak. In hindsight, we should have bought longer-term money market securities in the last week of May and early June because yields seemed to have peaked at that time as one-year bank and corporate securities yielded nearly 7.50%.

In fact, money market yields began to edge lower as June progressed, and data indicated that the U.S. economy seemed to be losing steam. Because of mounting evidence pointing to moderating economic growth, few market participants were surprised when the Fed voted to leave short-term rates unchanged on June 28.

Looking Ahead
From June 1999 through May 2000, the Fed raised short-term rates six times-the first five were quarter-point rate hikes and the sixth was half of a percentage point. With recent data pointing to slower economic growth, we now believe the Fed's unusually large half-point rate hike in mid-May could be a signal that it has nearly completed its current round of tightening. In fact, the federal funds futures market, where investors hedge against changes in the overnight bank lending rate, indicates that many believe the likelihood for further rate increases this year has diminished. We expect U.S. economic activity to continue to moderate in coming months, decreasing the amount of additional Fed rate hikes, if any, that might be necessary.

Prudential Special Money Market Fund Management Team

How many times have you read these reports-or other financial materials-and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-sometimes very suddenly-in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

       Prudential Special Money Market Fund, Inc.       Money Market Series
             Portfolio of Investments as of June 30, 2000

Principal
Amount
(000)         Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
Bank Notes  14.3%
              American Express Centurion Bank
$     1,000   7.01%, 7/3/00(a)                                       $    1,000,000
              Bank of America N.A.
      1,116   6.32%, 7/25/00                                              1,116,000
              Comerica Bank
      1,000   6.5725%, 7/7/00(a)                                            999,719
              Comerica Bank Detroit
      2,000   6.65625%, 7/6/00(a)                                         2,000,114
      5,400   6.60875%, 7/19/00(a)                                        5,398,469
              First Union National Bank
     12,400   6.96%, 11/13/00(a)                                         12,406,336
              Key Bank N.A.
      4,000   6.33125%, 7/17/00(a)                                        4,000,129
              National City Bank
      5,800   6.55%, 1/31/01                                              5,798,385
                                                                     --------------
                                                                         32,719,152
-------------------------------------------------------------------------------------
Certificates of Deposit - Domestic  1.1%
              First Bank N.A.
      2,500   6.6675%, 7/19/00(a)                                         2,500,046
-------------------------------------------------------------------------------------
Certificates of Deposit - Yankee  5.9%
              Bank of Nova Scotia
      3,500   6.65%, 2/1/01                                               3,499,022
              Westpac Banking Corp.
      6,800   6.54%, 1/18/01                                              6,798,221
      3,300   6.52%, 1/29/01                                              3,299,090
                                                                     --------------
                                                                         13,596,333
-------------------------------------------------------------------------------------
Commercial Paper  47.7%
              Alcoa, Inc.
      5,000   6.60%, 8/8/00                                               4,965,167
              Alliance & Leicester PLC
      2,000   6.61%, 9/15/00                                              1,972,091
              Barton Capital Corp.
      7,000   6.77%, 7/14/00                                              6,982,887
      3,000   6.62%, 7/26/00                                              2,986,208

    6                                      See Notes to Financial Statements

       Prudential Special Money Market Fund, Inc.       Money Market Series
             Portfolio of Investments as of June 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
              BASF Aktiengesellschaft
$     4,000   6.60%, 8/28/00                                         $    3,957,467
              British Telecommunications PLC
      9,511   7.00%, 7/3/00                                               9,507,301
              Centric Capital Corp.
      5,000   6.65%, 8/3/00                                               4,969,521
              Citicorp
      8,000   6.60%, 8/18/00                                              7,929,600
              Countrywide Funding Corp.
      5,000   6.69%, 8/25/00                                              4,948,896
              Dexia Clf Finance Co.
      2,000   6.58%, 7/20/00                                              1,993,054
              Dover Corp.
      5,000   6.8475%, 2/28/01(a)                                         5,000,000
              Duke Capital Corp.
      5,000   7.25%, 7/5/00                                               4,995,972
              Falcon Asset Securitization Corp.
      3,000   6.61%, 7/21/00                                              2,988,983
      5,800   6.65%, 9/15/00                                              5,718,575
              General Electric Capital Corp.
      5,800   6.62%, 7/31/00                                              5,768,003
              General Electric Capital International Funding
      4,500   6.58%, 8/21/00                                              4,458,052
              GTE Corp.
      5,033   6.62%, 7/26/00                                              5,009,862
      4,000   6.62%, 8/3/00                                               3,975,727
              Hartford Financial Services
      1,000   6.676%, 7/14/00                                               997,599
      1,000   6.62%, 7/31/00                                                994,483
              Homeside Lending, Inc.
      1,000   6.60%, 8/2/00                                                 994,133
              Morgan Stanley Dean Witter
        755   6.60%, 7/28/00                                                751,263
              Nationwide Building Society
      1,550   6.60%, 9/5/00                                               1,531,245
              Preferred Receivables Funding Corp.
      1,100   6.62%, 8/3/00                                               1,093,325

    See Notes to Financial Statements                                      7

       Prudential Special Money Market Fund, Inc.       Money Market Series
             Portfolio of Investments as of June 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
              Santander Finance, Inc.
$     7,498   6.60%, 9/5/00                                          $    7,407,274
              Sweetwater Capital Corp.
      5,000   6.60%, 8/21/00                                              4,953,250
              Thunder Bay Funding, Inc.
      2,479   6.57%, 7/20/00                                              2,470,404
                                                                     --------------
                                                                        109,320,342
-------------------------------------------------------------------------------------
Loan Participations  1.3%
              General Electric Co.
      3,100   7.10%, 7/3/00                                               3,100,000
-------------------------------------------------------------------------------------
Other Corporate Obligations  41.9%
              Bank One Corp.
      3,000   6.85875%, 8/21/00(a)                                        3,000,000
      3,300   6.87%, 9/13/00(a)                                           3,300,274
              Chrysler Financial Corp.
      3,000   6.13%, 12/11/00                                             2,999,185
              CIT Group Inc.
      5,000   6.67625%, 10/16/00(a)                                       4,992,795
              Citicorp
      1,000   6.68375%, 7/3/00(a)                                         1,000,000
              Commercial Credit Group Inc.
      2,500   5.75%, 7/15/00                                              2,500,016
              Conseco Finance Vehicle Trust
      1,636   6.81125%, 7/17/00                                           1,635,507
              DaimlerChrysler
      8,000   6.53425%, 7/6/00(a)                                         7,999,858
              First Chicago Corp.
      9,800   6.82125%, 11/17/00(a)                                       9,801,004
              Ford Motor Credit Co.
      3,175   5.99%, 2/27/01                                              3,160,105
     11,000   6.72875%, 8/18/00(a)                                       10,998,831
              Goldman Sachs Group L P
     11,000   6.92438%, 7/13/01(a)                                       11,000,000
              International Lease Finance Corp.
      3,685   6.625%, 8/15/00                                             3,688,321

    8                                      See Notes to Financial Statements

       Prudential Special Money Market Fund, Inc.       Money Market Series
             Portfolio of Investments as of June 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
              Morgan (J.P.) & Co. Inc.
$    13,000   6.64%, 3/16/01(a)                                      $   13,000,000
              Restructured Asset Securities
               Enhanced 99-25MM-ABS
      6,000   6.73625%, 9/6/00(a)                                         6,000,000
              Short-Term Repackaged Asset Trust 1998-E
      6,000   6.74875%, 8/18/00(a)                                        6,000,000
              U.S. Bancorp
      5,000   6.7175%, 9/20/00(a)                                         4,999,455
                                                                     --------------
                                                                         96,075,351
-------------------------------------------------------------------------------------
U.S. Government Agencies  3.5%
              Federal Home Loan Banks
      5,000   6.189%, 4/19/01(a)                                          4,998,040
              Student Loan Marketing Association
      3,000   6.494%, 8/3/00                                              3,001,043
                                                                     --------------
                                                                          7,999,083
-------------------------------------------------------------------------------------
Total Investments  115.7%
              (amortized cost $265,310,307)(b)                          265,310,307
              Liabilities in excess of other assets  (15.7%)            (36,062,987)
                                                                     --------------
              Net Assets--100%                                       $  229,247,320
                                                                     --------------
                                                                     --------------

------------------------------
(a) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(b) The cost basis for federal income tax purposes is substantially the same as that used for financial statement purposes.
    See Notes to Financial Statements                                      9

       Prudential Special Money Market Fund, Inc.       Money Market Series
             Portfolio of Investments as of June 30, 2000 Cont'd.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2000 was as follows:

Banks................................................................    37.8%
Asset-Backed Securities..............................................    19.3
Automobiles..........................................................    11.0
Security Brokers & Dealers...........................................    10.8
Telecommunications...................................................     8.1
Diversified Manufacturing............................................     8.0
Financial Services...................................................     5.6
U.S. Government Agencies.............................................     3.5
Machinery............................................................     2.2
Bank Holding Companies-Domestic......................................     2.2
Metal-Aluminum.......................................................     2.1
Mortgage Bankers.....................................................     2.1
Chemicals............................................................     1.7
Insurance............................................................     0.9
Real Estate Investment Trust.........................................     0.4
                                                                        -----
                                                                        115.7
Liabilities in excess of other assets................................   (15.7)
                                                                        -----
                                                                          100%
                                                                        -----
                                                                        -----

    10                                     See Notes to Financial Statements

       Prudential Special Money Market Fund, Inc.       Money Market Series
             Statement of Assets and Liabilities

                                                                    June 30, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market value      $ 265,310,307
Cash                                                                      658,522
Interest receivable                                                     1,537,686
Receivable for Series shares sold                                         396,100
Prepaid expenses                                                            4,492
                                                                    -------------
      Total assets                                                    267,907,107
                                                                    -------------
LIABILITIES
Payable for Series shares reacquired                                   38,199,726
Dividends payable                                                         217,304
Accrued expenses                                                          129,876
Management fee payable                                                    112,881
                                                                    -------------
      Total liabilities                                                38,659,787
                                                                    -------------
NET ASSETS                                                          $ 229,247,320
                                                                    -------------
                                                                    -------------
Net assets were comprised of:
      Common stock, $0.001 par value per share                      $     229,247
      Paid-in capital in excess of par                                229,018,073
                                                                    -------------
Net assets, June 30, 2000                                           $ 229,247,320
                                                                    -------------
                                                                    -------------
Net asset value, offering price and redemption price per share
($229,247,320 / 229,247,320 shares of common stock issued and
outstanding; two billion shares authorized)                                 $1.00

    See Notes to Financial Statements                                     11

       Prudential Special Money Market Fund, Inc.       Money Market Series
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                    June 30, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest and discount earned                                      $18,019,030
                                                                    -------------
Expenses
   Management fee                                                      1,541,184
   Transfer agent's fees and expenses                                    307,000
   Custodian's fees and expenses                                          71,000
   Registration fees                                                      54,000
   Reports to shareholders                                                45,000
   Audit fee                                                              25,000
   Legal fees and expenses                                                20,000
   Directors' fees and expenses                                           10,000
   Insurance expense                                                       5,000
   Miscellaneous                                                           2,821
                                                                    -------------
      Total expenses                                                   2,081,005
                                                                    -------------
Net investment income                                                 15,938,025
REALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions                               1,873
                                                                    -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $15,939,898
                                                                    -------------
                                                                    -------------

    12                                     See Notes to Financial Statements

       Prudential Special Money Market Fund, Inc.       Money Market Series
             Statement of Changes in Net Assets

                                                            Year Ended
                                                             June 30,
                                                ----------------------------------
                                                     2000               1999
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                        $    15,938,025    $    15,534,970
   Net realized gain on investment
      transactions                                        1,873             21,888
                                                ---------------    ---------------
   Net increase in net assets resulting from
      operations                                     15,939,898         15,556,858
                                                ---------------    ---------------
Dividends and distributions paid to
shareholders
(Note 1)                                            (15,939,898)       (15,556,858)
                                                ---------------    ---------------
Series share transactions (at $1 per share)
   Proceeds from shares subscribed                1,281,520,400      1,651,788,988
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                    13,238,767         12,820,482
   Cost of shares reacquired                     (1,386,035,681)    (1,558,565,530)
                                                ---------------    ---------------
   Net increase (decrease) in net assets from
      Series share transactions                     (91,276,514)       106,043,940
                                                ---------------    ---------------
Total increase (decrease)                           (91,276,514)       106,043,940
NET ASSETS
Beginning of year                                   320,523,834        214,479,894
                                                ---------------    ---------------
End of year                                     $   229,247,320    $   320,523,834
                                                ---------------    ---------------
                                                ---------------    ---------------

    See Notes to Financial Statements                                     13

       Prudential Special Money Market Fund, Inc.       Money Market Series
             Notes to Financial Statements

      Prudential Special Money Market Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company consisting of only the Money Market Series (the 'Series'). Investment operations of the Series commenced on January 22, 1990.
      The investment objective of the Series is high current income consistent with the preservation of principal and liquidity. The Series invests in a diversified portfolio of high quality money market securities maturing in 13 months or less. The ability of issuers of securities held by the Series to meet their obligations may be affected by economic developments in a specific industry or region.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
      Securities Valuation:    Portfolio securities are valued at amortized
cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. If the amortized cost method is determined not to represent fair value, the value shall be determined by or under the discretion of the Board of Trustees.
      The Fund may hold up to 10% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). None of the issues of restricted securities held by the Fund at June 30, 2000 include registration rights under which the Fund may demand registration by the issuer.
      Securities Transactions and Investment Income:    Securities transactions
are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income of the Series consists of accrued interest and amortizations of premiums and discounts, plus or minus any gains or losses realized on sales of portfolio securities, less the estimated expenses of the Series applicable to the dividend period.
      Federal Income Taxes:    It is the intent of the Fund to continue to meet
the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required. The cost of portfolio securities for federal income tax purposes is substantially the same as the cost for financial reporting purposes.
    14

       Prudential Special Money Market Fund, Inc.       Money Market Series
             Notes to Financial Statements Cont'd.
      Dividends and Distributions:    The Fund declares daily and pays monthly
dividends from net investment income and short-term capital gains.
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a Subadvisory Agreement with The Prudential Investment Corporation ('PIC'). The Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
      The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .50% of the average daily net assets of the Fund.
      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services.
      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), where PIMS acts as the distributor of the shares of the Series and serves the Fund without compensation.
      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('The Prudential').
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended June 30, 2000, the Series incurred fees of approximately $268,000 for the services of PMFS. As of June 30, 2000, approximately $22,000 of such fees were owed to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out of pocket expenses paid to nonaffiliates. At June 30, 2000, PMFS held 10 shares of the Series.
                                                                          15

       Prudential Special Money Market Fund, Inc.       Money Market Series
             Financial Highlights

                                                                     Year Ended
                                                                   June 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   1.00
Net investment income and net realized gains                              .052
Dividends and distributions                                             (.052)
                                                                  ----------------
Net asset value, end of year                                          $   1.00
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          5.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $229,247
Average net assets (000)                                              $308,237
Ratios to average net assets:
   Expenses                                                                .68%
   Net investment income                                                  5.17%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    16                                     See Notes to Financial Statements

       Prudential Special Money Market Fund, Inc.       Money Market Series
             Financial Highlights Cont'd.

                 Year Ended June 30,
-----------------------------------------------------
  1999         1998         1997         1996
-----------------------------------------------------
$   1.00     $   1.00     $   1.00     $   1.00
    .047         .050         .049         .051
  (.047)       (.050)       (.049)       (.051)
--------     --------     --------     --------
$   1.00     $   1.00     $   1.00     $   1.00
--------     --------     --------     --------
--------     --------     --------     --------
    4.80%        5.11%        4.96%        5.19%
$320,524     $214,480     $261,856     $263,168
$330,135     $239,047     $298,821     $326,849
     .65%         .75%         .71%         .73%
    4.71%        5.05%        4.86%        5.07%

    See Notes to Financial Statements                                     17

       Prudential Special Money Market Fund, Inc.       Money Market Series
             Report of Independent Accountants

To the Shareholders and Board of Directors
Prudential Special Money Market Fund, Inc.
Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Special Money Market Fund, Inc.--Money Market Series (the 'Fund') at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the year ended June 30, 1996 were audited by other independent accountants, whose opinion dated August 15, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
August 18, 2000
    18

       Prudential Special Money Market Fund, Inc.       Money Market Series
             Important Notice for Shareholders (Unaudited)

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that none of the dividends paid by the Fund qualify for state tax exclusion.
                                                                          19

Getting the Most From Your Prudential Mutual Fund

How many times have you read these reports-or other financial materials-and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-sometimes very suddenly-in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
William V. Healey, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Fund Symbols    NASDAQ     CUSIP
                SMMFB    74436K104
MF141E